STEPHENS INVESTMENT CONFERENCE Nashville, TN NOVEMBER 14, 2019 JOE HETE – CEO QUINT TURNER – CFO @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are inherently difficult to predict. Words such as “projects,” “believes,” “anticipates,” “will,” “estimates,” “plans,” “expects,” “intends” and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements are based on expectations, estimates and projections as of the date of this presentation and address activities events or developments that we expect, believe or anticipate will or may occur in the future. Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. We caution all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services; our operating airlines' ability to maintain on-time service and control costs; the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; fluctuations in ATSG's traded share price, which may result in mark-to-market charges on certain financial instruments; the number, timing and scheduled routes of our aircraft deployments to customers; our ability to remain in compliance with our agreements with key customers and lenders; changes in general economic and/or industry-specific conditions; and other factors (including those listed under the heading “Risk Factors”) that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

2018 ACCOMPLISHMENTS Diversified via Omni acquisition . Adds $400+ million revenue . Strong cash flow from public-sector customers . Eleven owned passenger aircraft including 8 B767s and 3 B777s Agreements with Amazon extended and expanded . Ten additional 767s, totaling thirty leased by end of 2020 . Multi-year extensions to 20 existing 767 leases and CMI . Additional warrants granted to Amazon to acquire 33.2% of ATSG shares More feedstock 767s secured . Twenty 767-300s sourced via Jetran from American Airlines . e-Commerce-driven demand for express-network cargo aircraft Freighter fleet expanded . Nine 767-300 converted freighters entered service in 2018 . Eight to ten more due in 2019 . More than 80% of 767s in service at year-end 2018 were dry-leased Labor agreement reached with ATI pilots . Adds four years and market-competitive terms @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

ATSG KEY ATTRIBUTES MARKET ASSET FINANCIAL • World’s largest lessor of freighter • Owned aircraft portfolio focused on • Solid balance sheet and conservative aircraft mid-size freighters - the asset of financial discipline choice for express and e-Commerce- • Largest provider of passenger charter driven regional air networks • Long term leases and operating service to the DoD and other contracts with blue-chip customer base governmental agencies • 767 freighter is ideally suited to regional network flying due to high • Strong sustainable cash flows through • Differentiated package of value-added reliability, cubic capacity and durable varying economic cycles aviation services, building long-term performance customer partnerships • Governmental revenues not subject to • 767 is the fastest growing freighter in trade disruptions or cyclical GDP • Decades of experience with express regional air networks around the world network airline operations providing • No payload or fuel risk best in class reliable service to • Investment in next gen A321 customers such as Amazon, DHL, conversion well positions ATSG for and UPS mid-range freighter demand ATSG offers mid-size air leasing solutions through subsidiaries with unmatched set of complementary services for cargo and passenger @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

ATSG - AT A GLANCE

- In-service fleet of 92 at 9/30/19: 777s, 767s, 757s and 737s
- Key Business Segments:
  - CAM (Cargo Aircraft Management) dry-leasing cargo and passenger aircraft
  - ACMI (Aircraft, Crew, Maintenance & Insurance) Services CMI and ACMI agreements

  Other businesses include: MRO services, passenger-to-freighter conversion services, ground operations and material handling equipment services
- Deliver holistic operational solutions to customers
- Markets include air cargo and air express (package) transport, and ACMI and charter passenger transport for commercial and government entities
- Founded in 1980 as a wholly owned subsidiary of Airborne Express, first public offering in August 2003
- Headquartered in Wilmington, OH, with 4,000+ employees worldwide

9M 2019 Revenue By Segment[1]


CAM LEASING 17%
OTHER 19%
ACMI SERVICES 64%

9M 2019 Revenue By Customer[1]


OTHER 29%
DHL 14%
AMAZON 21%
DOD 36%

Strong Financial Performance ($M)


Revenue[2]
$619
$38
$769
$82
$1,068
$289
$892
$1,049
2015
2016
2017
2018
9M19
Reported revenue from reimbursed expenses


Adj. EBITDA[3]
$197
$212
$268
$312
$328
$450E
2015
2016
2017
2018
9M19
2019E

1. Segment revenue before elimination of internal revenues and revenue by customer percentages are calculated based on 9M2019 results.
2. ATSG adopted Topic 606 revenue recognition rules on 1/1/2018. Revenues for 2015-2017 show revenues that would have been excluded if Topic 606 rule were in effect.
3. Non-GAAP metric. See Reconciliation to GAAP Pre-tax Earnings in a table at the end of this presentation.

@ATSGinc www.atsginc.com
5
STEPHENS NASHVILLE INVESTMENT CONFERENCE

BUNDLED SERVICES FOR TURNKEY SOLUTIONS ATSG Customers - Bundled Services Profile @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

. World’s largest lessor of freighters . Completed 16,950 flight segments . Completed 15,474 flight segments in . Completed 5,308 flight segments in with focus on 767 Passenger-to- in 2018 (government & 2018 (government & commercial) 2018 (government & commercial) Freighter converted aircraft commercial) . Providing CMI service to Amazon, . Carried 202,333 passengers on . Specializes in providing aircraft . Providing CMI service to DHL and DHL, and Aloha Freight 1,080 CRAF missions in 2018 wet, dry, and Wet2Dry leasing Amazon programs tailored to the individual . FAR 121 airline that is a premier . Provides charter service for the needs of its customers, drawing . FAR 121 cargo airline flying provider of track, ad hoc or ACMI wet NCAA and NFL including the New from its growing fleet of cost- express cargo routes for lease programs England Patriots, Atlanta Falcons efficient aircraft customers in the U.S. and around and University of Oklahoma among the world others @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

AIRBORNE MAINTENANCE & ENGINEERING SERVICES



- Solidified maintenance relationships with blue chip customers including UPS, Delta, and Frontier
- Providing Heavy Maintenance, Line Maintenance, Engineering, Component Repair/Overhaul, Manufacturing, Material Services
- Narrow and wide-body support of Boeing, Airbus and regional aircraft types in 635,000 sq. ft. of hangar space across six hangars

LGSTX Services, Inc.

TriFactor Distribution Solutions



- Added Material Handling Equipment capacity in February 2019 with the purchase of TriFactor Distribution Solutions; offering includes design, installation, and service
- Providing gateway operations to Amazon at Tampa International Airport and Charlotte Douglas International Airport; plus MHE, GSE, and Fuel service at their Regional Air Hub located at the Wilmington Air Park
- Product lines include Facility Maintenance, Ground Support Equipment, Sort and Gateway Operations, Material Handling Service

PEMCO CONVERSIONS

An Airborne Maintenance & Engineering Services Company

321 PRECISION CONVERSIONS

A Precision Aircraft Solutions / ATSG Joint Venture



PEMCO Conversions

- Pax to Freighter Conversions: 737-300s and -400s; plus -700s pending FAA Supplemental Type Certificate approval
- 26 platforms and 2 million hours of safe reliable operation

321 Precision Conversions Joint Venture

- Projecting approval of A321-200 Pax to Freighter Conversion STC in mid-2020
- 757 capacity, 737 efficiency

@ATSGinc www.atsginc.com 8 STEPHENS NASHVILLE INVESTMENT CONFERENCE ATSG

IN-SERVICE FLEET AT SEPT 30, 2019 - 92 AIRCRAFT

BOEING 767-300 – 44 IN SERVICE


Prime Air


DHL

36 FREIGHTERS IN SERVICE

- Thirty-one dry-leased to DHL, Amazon, NAC, Amerijet, Cargojet, up to 10 yr. terms



8 PASSENGER AIRCRAFT IN SERVICE

- Commercial, DoD, and U.S. and allied governments

BOEING 767-200 – 36 IN SERVICE




ATI

33 FREIGHTERS IN SERVICE

- Twenty-six dry-leased to Amazon, DHL, Amerijet, Cargojet, SkyTaxi, Raya, West Atlantic, up to 7 year terms



3 PASSENGER AIRCRAFT IN SERVICE

- Commercial ACMI/Charter, DoD

BOEING 757-200

8 IN SERVICE


ATI

- Four 757-200 combis under ACMI agreements with U.S. Military
- Four 757-200Fs under ACMI agreements with DHL

BOEING 777-200

3 PASSENGER AIRCRAFT IN SERVICE


Omni Air International

- Commercial, DoD, and U.S. and allied governments

BOEING 737-400

1 FREIGHTER IN SERVICE



- Dry leased to West Atlantic

@ATSGinc www.atsginc.com 9 STEPHENS NASHVILLE INVESTMENT CONFERENCE ATSG

767 FREIGHTER TRANSFORMATION (31 with CMI) 50 57 (33(28 with with CMI) CMI) (33 with CMI) (31 with CMI) YE-2017 YE-2018 11 67 10 16 7 73 6 1 5 41 (28 with CMI) YE-2016 YE-2019 projected 10 59 82 1 7 63 (35 with CMI) YE-2015 30 Demand from regional air networks has 12 49 more than doubled our dry-leased midsize (15 with CMI) 767 freighter fleet since 2015, lengthened 2 2 5 lease terms, and resulted in more CMI, 17 maintenance and logistics support. Dry leased ACMI/Charter Staging/Unassigned Undergoing cargo modification @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

Omni Air International

OMNI ACQUISITION OVERVIEW

- $845 million cash purchase price, prior to working capital adjustments, inclusive of ~$85 million NPV of tax benefits
  - Adjusting for NPV of tax benefits, purchase multiple is 5.8 times Omni's LTM August 2018 adjusted EBITDA
- Funded through an expansion of existing term loan debt and utilization of the revolving credit facility. Ratio of combined total debt to annualized Adjusted EBITDA[1] was ~3.4 times as of acquisition date
- Exceeds ATSG's investment hurdle and was immediately accretive to Adjusted EPS[1] starting in 1Q 2019
- Additional $430 million of annual revenue to ATSG; on combined pro forma basis ATSG's 2018 revenue was $1.32 billion
- Adds B777 platform and grows B767 fleet; passenger transport added
- Customer revenue diversification and expansion of DoD relationship that accounts for 70% of Omni revenue
- Collective bargaining agreements with Omni pilots through March 2022 and Omni flight attendants through November 2022

2018 Pro Forma Revenue Mix[2] By Segment


CAM
(Leasing)
15%
MRO
14%
Other
5%
ACMI
66%

2018 Pro Forma Revenue Mix[2] By Customer


DHL
17%
AMAZON
19%
DOD
34%
OTHER
30%

1. Adjusted EPS and Adjusted EBITDA are a non-GAAP financial measure s. See reconciliation to GAAP EPS and GAAP Pretax Earnings at the end of presentation.
2. Pro forma revenues for ATSG assuming Omni Air acquired 1/1/18. Segment revenue before elimination of internal revenues and revenue by customer percentages are calculated based on FY 2018 pro forma results.

@ATSGinc www.atsginc.com 11 STEPHENS NASHVILLE INVESTMENT CONFERENCE ATSG

EXTENDED AND EXPANDED AMAZON AGREEMENT Aircraft Leases and Operating Agreement 2016 Agreement 2018 Agreement Twelve Orig. Five-year leases through 2021 Seven-year leases through 2023, three-year extension option 767-200s Eight Orig. Seven-year leases through 2023-24 Ten-year leases through 2026-27, three-year extension option 767-300s Ten Added Ten-year leases, six starting 2019; four starting 2020, three- 767-300s year extension option Additional Can lease up to 17 additional freighters under mutually Lease Options acceptable terms, Jan. 2019 to Jan. 2026 Operating Five years through March 2021 Ten years through March 2026, three-year extension option Agreement Warrant Agreements 2016 Agreement 2018 Agreement • 14.4M warrants vested, with anticipated 0.3M • 14.8M warrants issued to Amazon to increase Amazon’s Warrants more warrants to be issued in Sept 2020 to equal potential ownership of ATSG from 19.9% to ~33.2% 19.9% of ATSG common shares • Exercise price $21.53 per share; cashless exercise option • Exercise price $9.73; cashless exercise option • Expire seven years from issuance; option for additional • Expire March 2021 warrants for additional aircraft leases @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

LONG-TERM RELATIONSHIPS WITH KEY CUSTOMERS

U.S. Government / Department of Defense

- Leading CRAF provider of passenger airlift services to the U.S. DoD
- Leader of CRAF Patriot team
- Charter passenger service to other government agencies, including Dept. of Homeland Security, Immigration & Customs Enforcement
- B757 Combi service to military for 20+ years, contracted through December 2021

Amazon Network

- CAM provided 24 B767s as of 9/30/2019; two more due by YE2019
- ABX & ATI operate and AMES maintains all CAM-leased 767s plus 2 provided by Amazon
- LGSTX Services provides gateway services in CLT, TPA, and ILN
- Amazon support began in Fall 2015; extended in Dec 2018 to at least 30 aircraft by end of 2020
- Amazon to hold warrants for purchase of ~33.2% of ATSG shares

DHL Network

- Long-term contracts since August 2003; three-year extensions signed
- Eleven 767 freighter aircraft leases extended to 2022 with three others leased into 2023/24
- ACMI and CMI agreements to operate 757 and 767 freighter aircraft
- Americas Region remains fastest growing region for DHL Express; with FY2018 revenues up 9.5% in Americas ex currency effects

@ATSGinc www.atsginc.com 13 STEPHENS NASHVILLE INVESTMENT CONFERENCE

e-COMMERCE MARKET DEMAND FAVORS LOWER-INVESTMENT CONVERTED MIDSIZE & STANDARD FREIGHTERS CONVERTED FREIGHTER GROWTH OPPORTUNITY Global Retail e-Commerce Sales Total m-Commerce Sales (in trillion US$) 72.9% (in trillions US$) $6,542 70.4% 3.56 CAGR 15.53% $4,927 $5,695 67.2% 2.91 $4,206 63.5% 2.32 $3,535 58.9% $2,928 1.8 $2,382 52.4% 1.36 0.97 2017 2018 2019 2020 2021 2022 2023 2016 2017 2018 2019E 2020E 2021E Source: eMarketer, May 2019 Source: Statista.com Freighter Leasing Maintenance Retail e-Commerce Sales Growth Worldwide by Region (% of Change in 2019) Global Freighter Aircraft MRO Market ($billions) Growth Rate 3.5% Worldwide 20.7% Deliveries 2018-2037 $25.0 Asia-Pacific 25.0% $21.1 $21.0 Middle East & 37% $20.0 Africa 21.3% New Latin America 21.3% $13.8 $13.7 +2,650 Central & Deliveries Eastern Europe 19.4% North America 14.5% 63% Converted Western Europe 10.2% Narrow & Narrow & Heavy Component Line 0% 5% 10% 15% 20% 25% Wide-Body Medium 2019 2029 Wide-Body Source: eMarketer, May 2019 Source: Boeing Commercial Market Outlook 2018 Source: Oliver Wyman Global Fleet-MRO-Market Forecast @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

JOINT VENTURE Largest new A321 FREIGHTER CONVERSION generation narrow- body freighter with economics similar to The A321-200 passenger to freighter conversion will leverage the smaller 737-800 ATSG’s multi-service freighter aircraft solutions, including converting, leasing, operating and maintaining the aircraft 19% Fuel burn savings 31% increase in compared to the 757 containerized volume Background while still offering 95% compared to the 737 of the cube space plus a 14.5% increase . CAM partnered with Precision Aircraft Solutions in 2017 to form a new joint venture, 321 Precision Conversions in payload weight . Precision is the market leader in converting 757 aircraft . CAM is the second largest freighter conversion lessor in More than the world 1,600 Timeline A321 passenger . 321 Precision began work on the project in 2016 aircraft in service . Projecting STC approval by FAA mid-2020 . Target aircraft for the fastest growing segment in the industry Anticipate deployments into CAM-leased ATSG fleet – e-Commerce and integrators @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

9 MONTH FINANCIALS ENDED 9/30/2019 $MM $MM $MM . EBITDA increased $112 million due to four Revenues Adj. Pretax Adj. EPS1 Adj. EBITDA1 additional dry-leased freighters, fourteen $1,049 Earnings1 (Cont. Oper.) (Cont. Oper.) (Cont. Oper.) $328 additional passenger aircraft added since previous year and Omni contributions . Total Block Hours increased 37% $87 $216 . CAM leased four additional 767 freighters $612 $0.95 to Amazon in 2019. Six additional 767s to deploy in 4Q, two for Amazon, four for UPS . Peak-season flight schedules for ATSG's $75 scheduled express-package services will $0.83 be higher in the fourth quarter than previously forecast, largely due to strong e- commerce demand. 2018 2019 2018 2019 2018 2019 2018 2019 . Capital spending was up 57% to $337 1. Non-GAAP metrics. See tables at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings, Adjusted EPS, and Adjusted EBITDA. million due to purchase of 9 B767s, plus modification cost @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE .

HISTORICAL FINANCIAL PERFORMANCE Revenues* Adjusted EBITDA** $450E ($ in millions) ($ in millions) $1,068 $289 $892 $312 $769 $268 $619 $127 $590 $197 $212 $41 $38 2014 2015 2016 2017 2018 2015 2016 2017 2018 2019E Reported revenue from reimbursed expenses Capital Expenditures** Debt Obligations/Adjusted EBITDA*** $460E ($ in millions) 3.4x ~3.5x $297 $293 $265 100E 2.2x 2.1x 90 $159 1.6x 70 60 55 Aircraft in Service 2015 2016 2017 2018 2019E 2015 2016 2017 2018 2019E *** Adjusted EBITDA is a non-GAAP metric. See table at end of this presentation for * Revenue recognition rules changes effective 1/1/18 remove reimbursable revenues. The effect of reconciliation to nearest GAAP results. Ratios of Debt Obligations to Adjusted EBITDA and the rules change had no impact on earnings. fleet totals are as of end of period shown and are calculated under formulas included in bank ** Capital Expenditures projection reflects guidance as of the date of ATSG’s 3Q2019 earnings call. covenants. @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

CURRENT COMPONENTS OF DEBT STRUCTURE $millions Principal Balance Maturity Term Loan A $ 635.00 Nov 2024 Revolver* 633.00 Nov 2024 Convertible** 258.75 Oct 2024 Total Debt* $1,526.75 * Approximately 50% of total debt currently hedged. Revolver capacity $750 million with leverage-based accordion feature, subject to lender consent ** 1.125% coupon, Oct. 2024 maturity. Bond hedge, with warrant transaction up 75% to $41.35 per share Reflects November 2019 Senior Secured Credit Facility @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

CONCLUSION – INVESTMENT HIGHLIGHTS Unmatched Mix of Services for Cargo and Passenger Markets Increased Revenue Diversification With Blue-Chip Customers Strong sustainable cash flows through economic cycles as 90% of EBITDA is derived from: ■ CAM long-term lease portfolios ■ Government Revenues not subject to trade disruption or cyclical GDP ■ Multi-year Airline Operating Services Contracts in customer-owned express and e-Commerce-driven regional air networks Solid Balance Sheet and Cash Flows Back Value-Accretive Capital Allocation Options Established Feedstock Supply and Diversity of Aircraft to Support Operations @ATSGinc www.atsginc.com STEPHENS NASHVILLE INVESTMENT CONFERENCE

EPS ADJUSTMENTS REFLECT WARRANT VALUATION

	Three Months Ended				Nine Months Ended			
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018	
	$	$/Share	$	$/Share	$	$/Share	$	$/Share
Earnings from Continuing Operations - basic (GAAP)	$ 105,085		$ 32,933		$ 101,087		$ 73,079	
Gain from warrant revaluation, net tax	(91,849)		(16,801)		(71,319)		(24,274)	
Earnings from Continuing Operations - diluted (GAAP)	13,236	$ 0.19	16,132	$ 0.24	29,768	$ 0.43	48,805	$ 0.71
Adjustments, net of tax								
Customer incentive amortization	3,310	0.05	3,272	0.05	9,611	0.14	9,816	0.14
Non-service component of retiree benefits	1,795	0.02	(1,562)	(0.02)	5,385	0.08	(4,686)	(0.07)
Loss from affiliates	2,020	0.03	2,049	0.02	11,771	0.17	5,883	0.09
Omni acquisition fees	—	—	—	—	285	—	—	—
Derivative revaluation	1,081	0.02	(435)	(0.01)	9,234	0.13	(2,875)	(0.04)
Adjusted Earnings from Continuing Operations (non-GAAP)	$ 21,442	$ 0.31	$ 19,456	$ 0.28	$ 66,054	$ 0.95	$ 56,943	$ 0.83
	Shares		Shares		Shares		Shares	
Weighted Average Shares - diluted	68,718		68,323		69,382		68,629	
Additional weighted average shares	—		—		—		—	
Adjusted Shares (non-GAAP)	68,718		68,323		69,382		68,629	

Adjusted Earnings from Continuing Operations and Adjusted Earnings Per Share from Continuing Operations are non-GAAP financial measures and should not be considered as alternatives to Earnings from Continuing Operations, Weighted Average Shares – diluted, Earnings Per Share from Continuing Operations or any other performance measure derived in accordance with GAAP. Adjusted Earnings and Adjusted Earnings Per Share from Continuing Operations should not be considered in isolation or as a substitute for analysis of the company's results as reported under GAAP.

@ATSGinc www.atsginc.com 20 STEPHENS NASHVILLE INVESTMENT CONFERENCE ATSG

NON-GAAP RECONCILIATION STATEMENT

Reconciliation Stmt. ($ in 000s)	2015	2016	2017	2018	9M2018	9M2019
GAAP Pre-Tax Earnings (Loss) from Cont. Oper.	$ 62,563	$ 34,454	$ (6,536)	$ 87,478	$ 89,418	$ 115,179
Non-service components retiree benefit costs, net	(1,040)	6,815	6,105	(8,180)	(6,135)	7,053
Non-consolidating affiliate losses	-	1,229	3,135	10,468	7,600	12,459
Customer Incentive Amortization	-	4,506	13,986	16,904	12,678	12,585
Transaction fees				5,264	-	373
Financial Instruments Loss (Gain)	(920)	18,107	79,789	(7,296)	(28,707)	(60,566)
Adjusted Pre-tax Earnings from Cont. Oper.	60,603	65,111	96,479	104,638	74,854	87,083
Interest Income	(85)	(131)	(116)	(251)	(144)	(255)
Interest Expense	11,232	11,318	17,023	28,799	16,336	50,906
Depreciation and Amortization	125,443	135,496	154,556	178,895	124,825	190,052
Adjusted EBITDA from Cont. Oper.	$ 197,193	$ 211,794	$ 267,942	$ 312,081	$ 215,871	$ 327,786

Adjusted Pre-Tax Earnings from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus certain charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of transaction fees, financial instrument gains and losses, and of non-service components of retiree benefit costs.

Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of transaction fees, financial instrument gains and losses, and of non-service components of retiree benefit costs.

Adjusted EBITDA from Continuing Operations and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP. Management uses Adjusted EBITDA from Continuing Operations and Adjusted Pre-Tax Earnings from Continuing Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity.

The Company does not provide a reconciliation of projected Adjusted EBITDA because it is unable to predict with reasonable accuracy the value of certain adjustments. Certain adjustments can be significantly impacted by the period-end re-measurements of financial instruments including stock warrants issued to customers. The Company's earnings on a GAAP basis and the non-GAAP adjustments for gain and losses resulting from the re-measurement of stock warrants, will depend on the future prices of ATSG stock, interest rates and other assumptions which are highly uncertain.

@ATSGinc www.atsginc.com 21 STEPHENS NASHVILLE INVESTMENT CONFERENCE ATSG